SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2004
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                           RenaissanceRe Holdings Ltd.
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             (Exact name of registrant as specified in its charter)

            Bermuda                  34-0-26512                  98-014-1974
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  Renaissance House
             8-12 East Broadway, Pembroke
                         Bermuda                                      HM 19
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       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On February 13, 2004, RenaissanceRe Holdings Ltd. ("RenaissanceRe"), along with Koch Financial Corporation ("Koch"), Partner Re Ltd ("Partner Re"), and MBIA Inc. ("MBIA"), announced that Channel Reinsurance Ltd., a new financial guarantee reinsurer based in Bermuda, had been formed and funded. Channel Reinsurance Ltd. has received financial strength ratings of Aaa from Moody's Investors Service and AAA from Standard and Poor's Ratings Services.

     A copy of the joint press release of RenaissanceRe, Koch, PartnerRe and MBIA is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibits are filed as part of this report:

     99.1 Joint Press Release of RenaissanceRe, Koch, PartnerRe and MBIA, issued on February 13, 2004.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENAISSANCERE HOLDINGS LTD.

Date: February 13, 2004                 By: /s/ Stephen H. Weinstein
      -----------------                     ------------------------------
                                            Name:  Stephen H. Weinstein
                                            Title: Vice President,
                                                   General Counsel and Secretary

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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Joint Press Release of RenaissanceRe, Koch, PartnerRe and
                  MBIA, issued on February 13, 2004.